Exhibit 10.7

AMENDMENT NO. 2 TO SHARED SERVICES AGREEMENT

This Amendment No. 2 (this “Amendment”) is entered into as of this 1st day of January 2024 and hereby amends the Shared Services Agreement (the “Agreement”) dated November 24, 2021 by and between InveniAI LLC, a Delaware limited liability company (“InveniAI”), and Invea Therapeutics, Inc., a Delaware corporation (“Invea”).

The Agreement shall remain in full force and effect, except as is otherwise provided herein.

1. Section 8(a) of the Agreement is hereby amended and restated in its entirety as follows:

“Unless terminated earlier in accordance with the Terms hereof, the term of this Agreement shall commence as of the Effective Date and terminate upon December 31, 2025 (the “Term”), provided that the parties may extend the Term for additional one (1) year periods upon mutual agreement of the Parties in writing”

2. Exhibit A of the Agreement is hereby amended as follows:

The “Financing” clause shall be deleted in its entirety and replaced with the following:

“Financing: Invea will be initially supported by InveniAI (parent) with grid note for up to $9M. Invea is expected to obtain financing through private or public investment.”

Section (III) (Financial Support & Payment: Grid Note for $4M) is amended under “Expected Timeframe” by removing all language and replacing it in its entirety with the following:

“$3M to be repaid upon the earlier of an initial public offering or June 30, 2024. The remaining to be repaid on the earlier of January 31, 2026 or upon $100M cumulative financing.”

3. Exhibit B of the Agreement is hereby amended as follows:

Section A:2(b) is removed in its entirety and replaced with the following:

“InveniAI shall make available, through a statement of work, employees for the performance of the services listed in this Section 2. Each statement of work shall include hourly rates and FTE requirements on a case by case basis.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date and year first above written.

INVENIAI LLC

Agreed to and acknowledged:

Term.

The term of this SOW will begin on January 1, 2024 and shall terminate on December 31, 2025 (the “Term”), provided that the parties may extend the Term for additional one (1) year periods upon mutual agreement of the Parties in writing.

(signature page to follow)

INVEA THERAPEUTICS, INC.

By:	/s/ Michael Aiello
Michael Aiello
Chief Financial Officer

INVENIAI LLC

By:	/s/ Krishnan Nandabalan
Krishnan Nandabalan
Chief Executive Officer

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